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                                  EXHIBIT 99.4

200,000 Common Shares                                                 Void after
With Par Value of U.S. $0.01                                     April 20, 2002.


                             SHARE PURCHASE WARRANT

                            IQROM COMMUNICATIONS INC.
                        (Formerly Hiking Adventures Inc.)
                                 (the "Company")


This is to certify that, for value received, AGENS AG (the "Warrant Holder") of Landstrasse 36, FL-9490 Vaduz, Liechenstein 262-9490 has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, 200,000 common shares with a par value of U.S.$0.01 (the "Shares") in the capital of the Company. The Shares may be purchased at a price of U.S.$7.50 per Share at any time up to 5:00 p.m. local time in Vancouver, B.C. on April 20, 2001, and thereafter at a price of U.S.$10.00 per Share at any time up to 5:00 p.m. local time in Vancouver, B.C. on April 20, 2002. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the prices set forth above (the "Exercise Price") within the times set forth above by:

    (a) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

    (b) surrendering this Warrant Certificate, together with the complete Subscription Form, to Silverado Stock Transfer, Inc., (the "Transfer Agent") at 8170 S. Eastern, 4-236 Las Vegas, Nevada, U.S.A.; and

    (c) paying the appropriate Exercise Price, in the United States funds, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft (drawn on a Canadian or a United States Chartered Bank) or money order payable to the Company.

Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.


                                      -33-
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In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

If at any time while this, or any replacement, warrant is outstanding:

    (a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

    (b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

    (c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

    (d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand or by registered mail, addressed to the Warrant Holder at the address of the Warrant


                                      -34-
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Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing. The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a stockholder of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in Vancouver, B.C. on April 20, 2002 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 1933 ACT"), AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SHARES OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT THAT IS THEN APPLICABLE TO THE SHARES, AS TO WHICH A PRIOR OPINION OF COUNSEL MAY BE REQUIRED BY THE ISSUER OR THE TRANSFER AGENT. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH REGULATIONS OF THE 1933 ACT.

Any common shares issued pursuant to this Warrant will bear a legend substantially similar to the legend set forth immediately above.


Time will be of the essence hereof.


This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of the 20th day of April, 2000.

IQROM COMMUNICATIONS INC.

Per:


/s/ Eric Boehnke
--------------------------


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                                SUBSCRIPTION FORM

To: IQROM COMMUNICATIONS INC. (the "Company")
And to: the directors thereof.

Pursuant to the Share Purchase Warrant made the 20th day of April, 2000, the undersigned hereby subscribes for and agrees to take up _______ common shares with par value of U.S.$0.01 (the "Shares") in the capital of the Company, at a price of U.S.$_______ per Share for the aggregate sum of U.S.$________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

    (a) the Shares be allotted to the undersigned;

    (b) the name and address of the undersigned as shown below be entered in the registers of stockholders and allotments of the Company;

    (c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

    (d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _________ day of _________________, 200__.


DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name(1): __________________________________________________________________

Full Address: __________________________________________________________________

              __________________________________________________________________

Signature of Subscriber(1):_____________________________________________________


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
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                                                               Signature of Subscriber(1) guaranteed by:

If the name above differs from the name of the
Subscriber, then please complete the following guarantee:
                                                               ___________________________________
                                                               Authorized Signature Number

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NOTE: The signature to this subscription form must correspond with the name as recorded on the warrant certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by a Bank or Trust Company or by a Member of the CDNX, Toronto, Montreal or New York Stock Exchange.